Exhibit 10.5

PROMISSORY NOTE

February 26, 2021

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of SHWZ Altmore, LLC, a Delaware limited liability company or its registered assigns (the “Lender”), the principal amount of each Loan from time to time made by the Lender to the Borrowers under and in accordance with that certain Loan Agreement dated February 26, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrowers, the Lender, and GGG Partners, LLC, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), together with interest at the Applicable Rate and if and when applicable the Default Rate, and all other Obligations, in each case at the times the dates provided in the Loan Agreement; provided that all principal and interest remaining unpaid under this Promissory Note (this “Promissory Note”) shall be payable in full on the Maturity Date, or such earlier date as may be required under the Loan Agreement. Terms used herein have the meanings assigned to those terms in the Loan Agreement, unless otherwise defined herein.

This Promissory Note is one of the Lender Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Loan Agreement, to which Loan Agreement reference is hereby made for a statement of the terms and conditions governing this Promissory Note, including, but not limited to the terms and conditions under which this Promissory Note may be prepaid or the Obligations accelerated or extended. The terms and conditions of the Loan Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. This Promissory Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.

All payments of principal and interest and other Obligations due to the Lender in respect of this Promissory Note shall be made to the Lender in lawful money of the United States of America in immediately available funds at the Payment Office for the account of the Lender in accordance with the terms of the Loan Agreement.

The transfer, sale or assignment of any rights under or interest or participations in this Promissory Note is subject to the restrictions contained in the Loan Agreement. Lender shall maintain the Borrowers’ Account in accordance with the Loan Agreement, relating to the amounts owed by Borrowers under this Promissory Note. The records of the Lender with respect to the Borrowers’ Account shall be conclusive evidence absent manifest error of the amounts of Loans and other charges thereto and of payments applicable thereto. Lender shall maintain the Participant Register in accordance with the Loan Agreement.

Upon the occurrence of certain Events of Default as more particularly described in the Loan Agreement, the unpaid principal amount evidenced by this Promissory Note together with all accrued and unpaid interest and all other Obligations to the Lender, shall become, and upon the occurrence and during the continuance of certain other Events of Default, such sums may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

This Promissory Note and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles.

The Borrowers, for themselves, and for each of their successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

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IN WITNESS WHEREOF, the undersigned Borrowers have executed this Promissory Note as of the date first set forth above.

BORROWERS:

SCG Holding, LLC

By: /s/ Justin Dye

Name: Justin Dye

Title: Chief Executive Officer

PBS HoldCo LLC

By: /s/ Justin Dye

Name: Justin Dye

Title: Chief Executive Officer

Mesa Organics Ltd.

By: /s/ Justin Dye

Name: Justin Dye

Title: Chief Executive Officer

Mesa Organics II Ltd

By: /s/ Justin Dye

Name: Justin Dye

Title: Chief Executive Officer

Mesa Organics III Ltd

By: /s/ Justin Dye

Name: Justin Dye

Title: Chief Executive Officer

Mesa Organics IV Ltd

By: /s/ Justin Dye

Name: Justin Dye

Title: Chief Executive Officer

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